VERTEX ENERGY, INC. 8-K

Exhibit 99.1

Mobile Refinery Site Visit Management Commentary

June 2022

Speaker Index – Mobile Refinery Site Tour Key Topics of Discussion

— Introduction - Ben Cowart (President and CEO)

— Asset Overview – James Rhame (Chief Operating Officer)

— Crude Oil Supply – James Rhame (Chief Operating Officer)

— Operational Overview – Wes Mock (Mobile Refinery Plant Manager)

— Product Distribution – Bart Price (Division President of Renewable and Conventional Fuels)

— Renewable Diesel – Scott Smallwood (Engineering Technology Manager)

— Conclusion - Ben Cowart (President and CEO)

Mobile Refinery Introduction
Ben Cowart, President and CEO

Overview

Completed acquisition from Shell on April 1, 2022

The first large-scale refining asset ever acquired by Vertex

Strategically located along the US Gulf Coast, at the north end of Mobile Bay

Ability to process 100% cost-advantaged, light sweet North American crude oil

Refined product serving US Southeast and (international) export markets

Pipeline connections to Blakeley Island Crude and Products Terminal / 3rd party terminals

Two marine docks capable of transporting crude and refined products

3.7 million barrels of crude and product storage total capacity

Product terminal loading facility on-site at the Refinery

Brief History

Built in 1973 by the Louisiana Land and Exploration Company (LL&E)

The original nameplate capacity was 30,000 BPD

In 1982 marked a completed an expansion that took capacity to 60,000 bpd with the addition of crude and reformer capacity

Also, in 1982, the Terminal and two 6.4-mile pipelines connecting the Refinery and Terminal were constructed to import foreign crude into the Refinery

In 1996, Shell bought the LL&E assets to allow it to run vacuum gas oil (VGO) to the Norco ethylene cracker (OL-5)

In the late 1990s, Shell completed several de-bottlenecking projects to increase crude capacity. Shell built the Olefin Feed Hydrotreater (OFH) in 2002 to produce ethylene cracker feed to strengthen the Refinery’s integration into the Chemicals business

Additional major investments included the Matheson (formerly Linde) Hydrogen plant in 2007, a truck rack expansion in 2009, a Diesel Hydrotreater in 2010, and a naphtha blending capability to diesel in 2014.

In early 2022, the Mobile refinery, approximately 804 acres, and Blakely Island terminal, with 33 additional acres, were acquired by Vertex

Local Economic Impact

Refinery supports 350 local community jobs

High-paying positions in technology and trades

Provides a strong tax base that supports local schools, police, emergency, roads, etc.

Local people making everyday products that their neighbors depend on

Community Advisory Panel (CAP) - focus on local Work Force Development

Social investment initiatives and community partnerships have made a significant impact on public education, the environment, safety, and health in the local community

Asset Overview
James Rhame, COO

Asset Overview

Our best asset is the people of Mobile – on site there are ~200 Vertex employees and ~150 embedded contractors. They are very experienced, dedicated professionals committed to the success of the site as we transition to the next phase for Mobile

The refinery was originally built to take advantage of local crudes and provide a secure supply of transportation fuels to the Mobile area market.

The refinery sits in the middle of 720 acres that we own, including ~144 acres that have been developed

The site has benefited from many years of regular capital investment under prior owners, positioning it as a competitive Gulf Coast Refinery

Historically, the refinery has operated at around 95% operational availability.

Today, you will see the crude unit, Reformers, Hydrotreaters that make cleaner fuels, and the Olefins Feed Hydrocracker that were built to supply high-quality feed to the Shell Olefins Plants

The site has an on-site barge dock for receiving and shipping, as well as an extensive truck rack that allows deliveries to the local area

The site has an on-site 3rd-party hydrogen supplier

The site has key pipeline assets that can deliver crude oil and distribute products between the plant and Blakely Island terminals

Of the 45 on-site storage tanks, 7 are for crude oil supply

Blakely Terminal – we have a fully functional dock that can receive ships with draft up to 38 ft.

Crude Oil Supply
James Rhame, COO

Crude Oil Supply

Historical crude slate – primarily domestic crudes, Louisiana Light Sweet and WTI

We analyze crudes, and perform technical and economic evaluations prior to nominating

This refinery has the luxury of getting crude via pipeline, water, or even truck

We are capable of transporting crude by rail through a 3rd party terminal

Our current relationship has been to retain Shell as our agent for helping supply crude – this helps assure a successful transition and leverage that knowledge and relationship without having supply disruptions

Operational Overview
Wes Mock, Mobile Refinery Plant Manager

Overview

The key to our operational success is combining people capability with sustainable manufacturing processes to ensure we operate our site to the highest safety, compliance, and reliability standards

The refinery has and will continue to benefit from investments that facilitate a safe, reliable operation

Culture

Highly capable site team – with deep experience, training, and site ownership; many of our employees have worked at the site for several decades.

Strong management and union relations – which is a key enabler for driving safety programs with front line workforce and assuring efficient & optimized operation

Long-standing partnerships with our key contractors who perform work at our site, which is a significant part of our site safety performance

Strong community relations – built on trust and transparency

Operational Excellence

Strong safety culture founded on putting safety above all else

A mindset that intervening to keep each other safe is a responsibility Peer-based recognition programs for awarding safety behaviors

Mature Process Safety Management program, in terms of engineering design, equipment condition monitoring, and operating practices

Robust Product Quality program – with controls and audits to ensure we meet all fuel specs

Well-established and detailed operating limits and guidelines for all refinery processes

Site Maintenance

Established track record of investing sustaining capital, which we do through major turnarounds as well as annual asset program spending, at a typical level of ~$25 million annually

Within the last three years, executed unit-specific turnarounds and asset re-life work, including sulfur plant and cooling towers; the most recent major whole-refinery turnaround was 2019; the site typically executes planned major turnarounds every 5-6 years

Consistent program spending year-on-year, maintaining tanks, docks, and plant infrastructure for the long term

Robust Equipment Inspection program, utilizing the latest technology as well as innovative methods, such as using ‘ropes & repelling crews’ to inspect equipment at heights

Our asset investment strategy looks out over multiple years, ensuring we optimize capital deployment toward high-return projects

Well-established and detailed operating limits and guidelines for all refinery processes

Product Distribution
Bart Rice, Division President of Renewable and Conventional Fuels

Historical product slate

Historically, approximately 65% of refinery production has been distillate (diesel, jet fuel, and VGO), 25% is gasoline, and 10% is other products, including LPG, sulfur, and benzene concentrate

Radius of service and local market

Mobile is the easternmost Gulf Coast refinery, serving markets in south Alabama, eastern Mississippi, and the panhandle of northwest Florida

Mobile sells transportation fuels to Shell, and they supply major branded retail facilities, truck stops, industrial and commercial end-users, and airports

The absence of product pipeline service to the Mobile area provides an economic advantage for product placement versus pipeline-connected refineries

Competitive dynamics

The closest competitors are Chevron in Pascagoula, MS, and Hunt Refining in Tuscaloosa, AL

Recently announced refinery closures include the Shell Convent and Phillips 66 Alliance, both in south Louisiana. These closures represent approximately 500,000 barrels per day of crude oil processing capacity

Product off-take facilities

The 10-lane truck rack is fully automated and loads trucks at very high speeds

It includes additive and dye injection and ethanol ratio blending; this rack can serve the local market with ~175 truckloads of gasoline, diesel, and jet fuel per day

Mobile is connected to a barge dock for distribution of VGO, VTB, jet fuel, and other refined products for distribution to local marine markets

The local deep-water port can receive and dispense crude oil, feedstocks, diesel, and jet fuel by barge, and mid-range cargo vessels and includes dedicated customer pipelines

Renewable Diesel Off-Take Agreement

Vertex has entered into a 5-year product supply agreement with Idemitsu Apollo Renewable Corporation, a wholly-owned California-based subsidiary of Idemitsu Kosan

Under the terms of its supply agreement with Idemitsu, Vertex will supply 100% of the renewable diesel produced at the Mobile refinery to Idemitsu during the term of the agreement, which begins following the completion of a planned capital project at the refinery

Further, as indicated in the supply agreement, Idemitsu will pay Vertex for each gallon produced at an indexed, spot-market price at the time of production

As one of the largest suppliers of both conventional and renewable fuels in North America, Idemitsu is a valued off-take partner that provides Vertex with a depth of product marketing experience and access to growing regional markets in the western United States and Canada

Idemitsu is well-equipped to place incremental renewables volumes, given their extensive distribution network

Renewable Diesel Project
Scott Smallwood, Engineering Technology Manager

Site Technical Team

Mobile technical and engineering team is experienced with long-tenured staff in the areas of process safety, instrument and controls, and process engineering

The team has a mix of multi-decade site experience and external hires

This group operates a state-of-the-art laboratory to manage product quality and process technology troubleshooting

Innovation / Growth

The site team is entrepreneurial and has consistently developed new growth ideas

These ideas include new technology and equipment along with repurposing/reconfiguring existing equipment to gain as much value out of the asset as possible (projects focus on margin, energy, reliability, and safety improvements)

RD Integration

The site technology team has integrated well with the Vertex team along with our EPC partners (Worley, Haldor Topsoe, and Hargrove)

An RD steering team was developed and includes site and EPC team members to guide final design decisions along with site integration plans such as procedures, training, quality assurance, technical assurance, commissioning, and startup plans

We have utilized our experienced technical and operations professionals who designed, supported, and operated the existing unit to enable a quicker, more seamless transition post-sale

The existing unit is very suited for this conversion due to its size and existing design parameters, along with the site’s mature operational and project execution procedures and practices

Conclusion
Ben Cowart, President and CEO

The acquisition of the Mobile refinery represents a transformative moment in the history of Vertex, one that we believe positions us to become a leading regional supplier of both renewable and conventional products,

We will seek to lead the southeast region in marketing next-generation fuels and products not currently produced by the refinery today Our entry into these new markets is expected to generate significant, long-term value for our shareholders while adding new jobs and economic stimulus to the regional market

Not only is this project expected to fundamentally transform the profitability profile of the Mobile refinery, we believe it also positions Vertex to further its objective of developing high-purity refined products and alternative feedstocks that support the global transition toward low-carbon energy alternatives

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals, “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s ability to raise sufficient capital to complete planned capital projects at the Mobile Refinery and the terms of such funding; the timing of planned capital projects at the Mobile Refinery and the outcome thereof; the future production of the Mobile Refinery; difficulties and delays in integrating the Mobile Refinery; the estimated timeline of the renewable diesel capital project, estimated and actual production associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’; intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with our partners; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; unexpected downtime at our facilities; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; anti-dilutive rights associated with our outstanding securities; the expected benefits, output, financial metrics and production of proposed transactions; unforeseen technical or operating difficulties and unplanned maintenance; the development and competitiveness of alternative energy and emission reduction technologies; our ability to pay our debt when due and comply with our debt covenants; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; risks relating to planned divestitures and acquisitions; and the expected benefits, output, financial metrics and production of proposed transactions. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertexs future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward- looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

PROJECTIONS

The financial and production projections (the “Projections”) included herein were prepared by Vertex in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of Vertex were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of Vertex to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of Vertex; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; minimal changes in current pricing; and other matters, many of which will be beyond the control of Vertex, and some or all of which may not materialize. The Projections also assume the continued uptime of the Company’s facilities at historical levels and the successful funding of, timely completion of, and successful outcome of, planned capital projects following the Mobile refinery acquisition. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Vertex’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Vertex. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by Vertex, its management, advisors, or any other person that the Projections can or will be achieved. Vertex cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year. As a result, the Projections should not be relied on as necessarily predictive of actual future events.